 EXHIBIT 99.1

Renavotio to Present at the SNN Network Summer Virtual Event on Wednesday, August 18, 2021

Tulsa, OK – Accesswire – August 11, 2021 — Renavotio, Inc. (OTCQB: RIII) (the "Company"), a holding company focused on infrastructure opportunities, including personal protective equipment, 5G, utility construction, utility management, IoT, water, waste management technology, and related industries, today announced that it will be presenting at the SNN Network Summer Virtual Event 2021 on Wednesday, August 18 at 9:30 AM ET. Billy Robinson, Renavotio's Chief Executive Officer will be hosting the presentation and answering questions from investors.

To access the live presentation, please use the following information:

SNN Network Summer Virtual Event 2021

Date: Wednesday, August 18, 2021

Time: 09:30 AM Eastern Time (06:30 AM Pacific Time)

Webcast: https://www.webcaster4.com/Webcast/Page/2750/42268

Renavotio's goal is to provide innovative, market-leading solutions for the public and private infrastructure services industry, particularly where new technologies can enhance conventional service and product offerings, for revenue generating opportunities, economies of scale and potential improved operating results. The Company focuses on three unique infrastructure opportunities, including medical protective equipment, 5G, utility construction, utility management, IoT, water, waste management technology, and related industries.

If you would like to book 1on1 investor meetings with Renavotio, and to watch the Renavotio presentation, please make sure you are registered for the virtual event here: https://conference.snn.network/signup

1on1 meetings will be scheduled and conducted via private, secure video conference through the conference event platform.

The SNN Network Summer Virtual Event website is available here: https://conference.snn.network/

If you can't make the live presentation, all company presentations "webcasts" will be available directly on the conference event platform on this link under the tab "Agenda": https://conference.snn.network/agenda

News Compliments of Accesswire

About Renavotio, Inc.

Renavotio, Inc. (OTCQB: RIII) focuses on three unique infrastructure opportunities, including medical protective equipment, 5G, utility construction, utility management, IoT, water, waste management technology, and related industries.

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The Company's wholly owned subsidiary, Renavotio Infratech, Inc. ("RII"), includes business and acquisition strategies concentrating on medical protective equipment and infrastructure with utility construction and consulting/operational agreements with small towns or county CO-OPS that operate their own water and sewer systems, providing long-term savings, utilizing smart-utility monitoring, and dedicated engineering and service personnel. These platforms capture utility data from hand-held GPS devices or in-place sensors, with planned use of drones to identify waste contamination, leak detection, and topographic underground utility installation planning. RII's wholly owned subsidiary, Utility Management Corp, is a holding company focused on infrastructure, 5G, utility construction, utility management, IoT, water and waste management technology, and related industries. Utility Management Corp's subsidiary, Utility Management and Construction (UMCCO) is an engineering and smart utility management company that provides a one-stop solution to rural communities to reduce the consumption of electricity, data, natural gas, and water utilities for commercial, industrial and municipal end users. UMCCO's unique approach creates immediate bottom-line savings for its clients, by providing engineering, planning, permitting and installation through their second wholly owned subsidiary, Cross-Bo Construction, which specializes in water, sewer, Telcom, and 5G design and installation, establishing a long-term value proposition while also achieving respective sustainability goals. www.umcco.com

For additional information on Renavotio, please click: www.renavotio.com

Forward Looking Statement

This news release includes certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including, but not limited to, statements relating to our ability to pay off our debt, our growth plans, our ability to list our securities on a national securities exchange and our acquisition plans. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include general business, economic, competitive, regulatory, markets and other conditions, political and social uncertainties. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. No information in this news release should be construed as any indication whatsoever of the Company's future stock price, revenues, results of operations, or whether it will be successful in completing additional acquisitions or up list to a national securities exchange. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contacts:

Renavotio, Inc.

601 South Boulder Ave.

Suite 600 Tulsa, OK 74119

Email: brobinson@renavotio.com
Telephone: 1-888-928-1312

Skyline Corporate Communications Group, LLC
Matthew Abenante, IRC, Senior Account Manager

One Rockefeller Plaza, 11th Floor
New York, NY 10020
Office: 646-893-5835
Email: mabenante@skylineccg.com

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